UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 27, 2009

Russ Berrie and Company, Inc.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

111 Bauer Drive, Oakland, New Jersey 07436

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (201) 337-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Effective January 30, 2009, Anthony Cappiello, Executive Vice President and Chief Administrative Officer and interim principal financial officer of Russ Berrie and Company, Inc. (the “Company”), will leave the employment of the Company.  Subject to his execution of a General Release with the Company, Mr. Cappiello will be entitled to receive substantially the payments and other benefits that would be applicable to a termination by the Company without Cause under his employment agreement with the Company, as described in the Company’s last definitive proxy statement filed with the Securities and Exchange Commission.

(c)           As of January 30, 2009, Guy A. Paglinco, 51, Vice President and Chief Accounting Officer of the Company, assumed the additional role of interim Chief Financial Officer. Prior to his promotion to Chief Accounting Officer in November 2007, Mr. Paglinco served as Vice President — Corporate Controller of the Company since September 2006.  Immediately prior to joining the Company, Mr. Paglinco served in various roles at Emerson Radio Corp., an AMEX-listed international distributor of consumer products, including Chief Financial Officer from 2004-2006, and Corporate Controller from 1998-2004.  Prior thereto, Mr. Paglinco was an audit manager with KMG Main Hurdman.  Mr. Paglinco is a CPA and holds a Masters of Business Administration degree.

During the period in which Mr. Paglinco serves as interim Chief Financial Officer, his annual salary will increase from $188,800 to $214,800 and his annual Incentive Compensation Program Applicable Percentage will increase from 25% to 35%.

Section 8 – Other Events

Item 8.01  Other Events

On January 30, 2009, the Company issued a press release announcing the departure of Mr. Cappiello and the new position of Mr. Paglinco.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

The following exhibit is filed with this report:

Exhibit 99.1  Press Release, dated January 30, 2009, announcing the departure of Mr. Cappiello and the new position of Mr. Paglinco.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2009		RUSS BERRIE AND COMPANY, INC.

	By:	/s/ Marc S. Goldfarb
Marc S. Goldfarb
Senior Vice President and
General Counsel

Exhibit Index

Exhibit 99.1	Press Release, dated January 30, 2009, announcing the departure of Mr. Cappiello and the new position of Mr. Paglinco.